UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2006

AFFYMETRIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-28218	77-0319159
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)

(408) 731-5000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2006, Affymetrix, Inc. (“Affymetrix” or the “Company”) issued a press release announcing that Kevin M. King will join the Company as President, Life Science Business and Executive Vice President reporting to Stephen P.A. Fodor, Ph.D., Founder, Chairman and CEO.  A copy of the press release is filed  as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. King, age 50, previously worked at Thomson Corporation where he served as President and Chief Executive Officer of Thomson Healthcare from February 2005 to June 2006.  From 1997 to 2004, Mr. King held various managerial positions at General Electric — Healthcare, most recently as Vice President and General Manager, Global Clinical Systems from June 2000 to November 2004.

Pursuant to Mr. King’s at-will employment arrangement with the Company as set forth in an offer letter dated December 18, 2006 (the “Offer Letter”), Mr. King will receive an annual base salary of $450,000 and a signing bonus in the amount of $100,000.  Mr. King will also be eligible to receive an annual bonus at a target level equal to 65% of his base salary for the Company’s bonus program in 2007, which is based on corporate achievement, financial performance and corporate goals, as well as individual goal achievement.  The Company will provide relocation and temporary housing benefits to Mr. King as described in the Offer Letter.  In addition, the Company will grant Mr. King a stock option award to purchase 40,000 shares of common stock of the Company at an exercise price equal to the fair market value of the shares on the date of the option is granted.  The stock option award will vest in four (4) equal installments on each of the first four anniversaries of his employment date with Affymetrix.  The Company will also grant Mr. King 60,000 restricted shares of common stock of the Company, of which 20,000 will vest on the six month anniversary of his employment, 10,000 will vest on the first year of his anniversary of employment, and 15,000 will vest on each of the second and third anniversaries of his employment.  A copy of the Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Offer Letter from the Company to Kevin M. King dated December 18, 2006.

99.1	Press Release dated December 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

By:	/s/ Barbara A. Caulfield
	Name:	Barbara A. Caulfield
	Title:	Executive Vice President and General Counsel

Dated:  December 19, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter from the Company to Kevin M. King dated December 18, 2006.

99.1	Press Release dated December 19, 2006.